Exhibit 10.28

EXECUTION COPY

[FLEETCOR]

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of July 8, 2008, is entered into among FLEETCOR FUNDING LLC, a Delaware limited liability company (the “Company”), and each Originator listed on the signature pages hereto (collectively, the “Originators”).

RECITALS

1. The parties hereto are parties to the Purchase and Sale Agreement, dated as of December 20, 2004 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.

2.1 Schedule II to the Agreement is hereby amended and restated in its entirety as Schedule II attached hereto.

2.2 Schedule III to the Agreement is hereby amended and restated in its entirety as Schedule III attached hereto.

SECTION 3. Representations and Warranties. Each of the Originators and the Company hereby represents and warrants with respect to itself as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

Fourth Amendment to PSA (FleetCor)

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following:

(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; and

(b) counterparts of that certain First Amendment to the Fourth Amended and Restated Receivables Purchase Agreement (whether by facsimile or otherwise) dated as of the date hereof, executed by each of the parties thereto, and evidence of satisfaction of each of the “Conditions Precedent to Effectiveness” referred to therein.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signatures begin on next page]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FLEETCOR FUNDING LLC

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

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ORIGINATORS:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

CFN HOLDING CO., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

MANNATEC, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

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Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser Agent

By:	/s/ David B. Gookin
Name:	David B. Gookin
Title:	Senior Vice President

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SUNTRUST ROBINSON HUMPHREY, INC.,
as a Purchaser Agent

By:	/s/ Timothy S. Mueller
Name:	Timothy S. Mueller
Title:	Managing Director

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FIFTH THIRD BANK,
as a Purchaser Agent

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President

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ACKNOWLEDGED:

FLEETCOR TECHNOLOGIES, INC.

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

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Schedule II

LOCATION OF EACH ORIGINATOR

Originator	Location
CFN Holding Co.	Delaware

FleetCor Technologies Operating Company, LLC	Georgia

Mannatec, Inc.	Georgia

Schedule II-1	Purchase and Sale Agreement

Schedule III

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
CFN Holding Co.	Accounting Records 1001 Service Road East Highway 190, Suite 200 Covington, LA 70433 Non-Accounting and Corporate Records 655 Engineering Drive, Suite 300 Norcross, GA 30092

FleetCor Technologies Operating Company, LLC	Accounting Records 1001 Service Road East Highway 190, Suite 200 Covington, LA 70433 Non-Accounting and Corporate Records 655 Engineering Drive, Suite 300 Norcross, GA 30092

Mannatec, Inc.	Accounting Records 1001 Service Road East Highway 190, Suite 200 Covington, LA 70433 Non-Accounting and Corporate Records 655 Engineering Drive, Suite 300 Norcross, GA 30092

Schedule III-1	Fifth Amendment to PSA (FleetCor)